UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

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☒ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☐ Definitive Information Statement

KEYUAN PETROCHEMICALS, INC.

(Name of Registrant As Specified In Charter)

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KEYUAN PETROCHEMICALS, INC.

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
(86) 574-8623-2955

INFORMATION STATEMENT
(Preliminary)

November 19, 2010

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement is first being mailed on or about December  __, 2010 to the holders of record of the common stock, par value $0.001 per shares, the holders of record of Series B preferred stock, par value $0.001 per share,  and the holders of record of Series M preferred stock, par value $0.001 per share of Keyuan Petrochemicals, Inc., a Nevada corporation (“ KEYP ,” “ the Company ,” “ we ” or “ us ”) as of the close of business on October 25, 2010 (the “Record Date”). This Information Statement relates to certain actions to be taken by the written consent of our stockholders holding of a majority of our voting power (the Written Consent”).

(i) (ii)
the adoption of 2010 Incentive Plan;

to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares and the number authorized shares of our preferred stock from 20,000,000 shares to 40,000,000 shares (the “Amendment”);

(iii)
to approve the issuance of up to 7,581,615 shares of common stock potentially issuable in connection with the private placement financing closed on September 28, 2010, in reliance upon the exemption from securities registration afforded by Regulation S as promulgated under the Securities Act of 1933 (the “Shares”).

The accompanying information statement, which describes the appointment of new directors, adoption of 2010 Incentive plan and the issuance of the Amendment and the Shares in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the NASDAQ rules,  Nevada law and our Articles of Incorporation and Amended and Restated By-Laws, and, stockholder actions may be taken by written consent in lieu of a special meeting. Accordingly, the above-described actions by our Board of Directors and written consent of our majority stockholder are sufficient under the NASDAQ rules,  Nevada law, our Articles of Incorporation and our Amended and Restated By-Laws. Accordingly, your consent is not required, and is not being solicited in connection with the approval of the Actions.

Our Board of Directors has fixed the close of business on October 25, 2010 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the action by written consent.  Pursuant to Rule 14c-2 under the Exchange Act, the issuance of the Shares and the amendment to our Certificate of Incorporation will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on December [__], 2010 to stockholders of record on October 25, 2010.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARE AND THE AMENDMENT.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

FOR THE BOARD OF DIRECTORS

/s/ Chunfeng Tao
Chunfeng Tao Chief Executive Officer and
Chairman of the Board of Directors

Dated: November 22, 2010
Ningbo, China

KEYUAN PETROCHEMICALS, INC.

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENTS OF STOCKHOLDERS

Keyuan Petrochemicals, Inc. (“KEYP,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant Nevada law.

This information statement is being mailed on December [__], 2010 to stockholders of record on October 27, 2010 (the “Record Date”). The information statement is being delivered only to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARES AND THE AMENDMENT. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL INFORMATION

This Information Statement is being mailed or otherwise furnished to our stockholders by the Board to notify the Action that the holder of a majority of our outstanding voting stock have approved by written consent in lieu of a special meeting.

Our Board has determined that the close of business on October 25, 2010 was the record date (“Record Date”) for the stockholders entitled to this notice and Information Statement.

No Appraisal Rights

Under the Nevada Corporate Code dissenting stockholders will not have rights to appraisal in connection with the Action discussed in this Information Statement.

Proxies

No proxies are being solicited.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Leser, Hunter, Taubman & Taubman on behalf of Keyuan Petrochemicals, Inc. 17 State Street, Suite 2000, New York, NY 10004.  Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

Stockholders Entitled to Vote

As of October 25, 2010, 3,181,504 shares of our common stock were issued and outstanding at the time of the Action and 47,658 shares of our Series M preferred stock were issued and outstanding which vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s stockholders approving an increase in authorized common stock to at least 100,000,000 shares.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval and each share of our Series M preferred stock is entitled to 1000 votes on all matters submitted to the holders of our Series M preferred stock for their approval (the holders of common stock and the holders of Series M preferred stock as of the Record date sometimes are collectively referred herein as “Stockholders”). The consent of the holders of a majority of the outstanding shares of our common stock including common stock underlying the Series M preferred stock (the “Stockholder Approval”) was necessary to authorize the Actions .

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

PROPOSAL I

ADOPTION OF
2010 EQUITY INCENTIVE PLAN

The Company’s 2010 Equity Compensation Plan ("the 2010 Plan") was adopted pursuant to the written consent of the Board of Directors and holders of a majority of the Company’s common stock including Series M preferred stock on a converted basis obtained as of June 29, 2010, effective on June 30, 2010.

Description of the 2010 Equity Incentive Plan

The following is a brief description of certain important features of the 2010 Plan, the full text of which is attached as Exhibit A. This summary is qualified in its entirety by reference to Exhibit A.

General. The 2010 Plan provides for any option, stock appreciation right, restricted stock, restricted stock unit, performance award, dividend equivalent, or other stock-based award to employees, directors and consultants of the Company and its affiliates.

Administration. The 2010 Plan shall be administered and interpreted by the Board of Directors or by a Committee appointed by the Board of Directors. If the Board of Directors administers the 2010 Plan, references to the “Committee” shall be deemed to refer to the Board of Directors. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the 2010 plan. Such delegation may be revoked at any time.

The Committee has the authority to administer and interpret the 2010 Plan, to determine the employees to whom awards will be made under the 2010 Plan and, subject to the terms of the 2010 Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards of the stock issued pursuant to awards and make any and all other determinations that it deems appropriate with respect to the administration of the 2010 Plan, subject to the minimum vesting requirements of the 2010 Plan, the provisions of Sections 162(m) of the Internal Revenue Code and any applicable laws or exchange rules.

Eligibility. All employees, directors and consultants are eligible to receive awards under the 2010 Plan.  The definition of “employee” means any person including officers and directors of the Company or a parent or subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company. Participation is discretionary — awards are subject to approval by the Committee. Pursuant to the 2010 Plan, the Company is permitted to grant nonstatutory stock options, restricted stock, stock appreciation rights, performance shares, restricted stock units and other stock based awards to the employees, directors and consultants. However, incentive stock options may be granted only to employees.

Shares Subject to the Plan. The number of Shares available for granting awards under the 2010 Plan shall be (A) 6,000,000, plus (B) additional Shares as follows:  As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 4,000,000 subject to certain adjustment.

Shares of Company common stock issued in connection with awards under the 2010 Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both.

Types of Awards. The following types of awards may be made under the 2010 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its sole discretion, subject to such limitations as are provided in the plan. The number of shares subject to any award is also determined by the Committee, in its discretion.

Fair Market Value. Fair Market Value means shall mean, with respect to any property (including, without limitation, any shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

Option. Option shall mean an incentive stock option or a non-qualified stock option.

Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Restricted Stock. A restricted stock award is an award of outstanding shares of Company common stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to indicate a voting preference with respect to the shares underlying their awards. All shares underlying outstanding restricted stock awards are voted proportionately to the restricted shares for which voting instructions are received.

Restricted Stock Units.  Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

Performance Awards. Performance Awards may be granted to Employees, directors and consultants at any time and from time to time, as will be determined by the Administrator. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional or individual goals, applicable federal or state laws, or any other basis determined by the Administrator in its discretion.

Dividend Equivalents. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.  Subject to the terms of the 2010 Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

Other Stock-based Awards. The Board and the Committee are authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law.  Subject to the terms of the 2010 Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

Duration. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, participant of the 2010 Plan, other holder or beneficiary of an Award, or other Person. No Award shall be granted under the Plan more than 10 years after June 30, 2010.  However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

As of October 25, 2010, we have issued 4,240,000 options under the 2010 Plan, among which 100,000 options were forfeited due to the separation of two employees.

PROPOSAL II
INCREASE IN AUTHOIRZED SHARES OF COMMON STOCK
TO 100,000,000 SHRES AND AUTHOIRZED SHARES OF PREFERRED
STOCK TO 40,000,000 SHARES

Overview

The Board of Directors has adopted and a majority of  the Stockholders have approved by written consent an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 50,000,000 shares to 100,000,000 shares and the total number of authorized shares of preferred stock of the Company from 20,000,000 shares to 40,000,000 shares (the “ Amendment ”).

The Purpose and Effect of the Amendment

As of the Record Date, there were 3,181,504 shares of common stock outstanding. Additionally, as of the Record Date, there were 6,738,336 shares of Series A preferred stock, par value $0.001 per share issued in connection with the April-May 2010 Private Financing (defined herein below) outstanding which were fully converted into 6,738,336 shares of common stock by November 5, 2010 due to occurrence of the trigger event of which resulted in the mandatory conversion of the Series A preferred stock; 5,400,010 shares of Series B preferred stock, par value $0.001 per share issued in connection with the September 2010 Private Financing (defined herein below) which are convertible into 5,400,010 shares of common stock; 47,658 shares of Series M preferred stock, par value $0.001 per share issued in in connection with the Share Exchange  (defined herein below) which will be converted into 47,658,000 shares of common stock as a result of the Company’s stockholders approving the increase in authorized common stock to  100,000,000 shares, as discussed herein. In addition, as of the Record Date, there are 4,397,768 warrants issued in connection with the April-May 2010 Private Placement and the September 2010 Private Placement which are exercisable into 4,397,768 shares of common stock. Plus, there are 4,140,000 options granted and outstanding under the 2010 Plan. Assuming the full conversion of Series A preferred stock, Series B preferred stock and Series M preferred stock, the exercise of 4,397,768 warrants and 4,140,000 options, there will be 71,515,618 shares of common stock. However, according to our Certificate of Incorporation as of the Record Date, we are authorized to issue up to 50,000,000 shares of common stock.

As of the Record Date, there were 11,000,000 shares of preferred stock designated to Series A preferred stock, 8,000,000 shares of preferred stock designated to Series B preferred stock and there were 47,658 share of preferred stock designated to Series M preferred stock totaling 19,047,658 shares of preferred stock designated. According to our Certificate of Incorporation as of the Record Date, we were authorized to issue up to 20,000,000 shares of preferred stock.

Based on the facts stated above, the Board of Directors considers the Amendment to be in the best interests of the Company and its stockholders to increase the authorized shares of common stock to 100,000,000 shares and authorized shares of preferred stock to 40,000,000 shares. Other than the issuance of common shares upon the conversion of the Series M preferred stock, which will occur as a result of the action described herein, the potential issuance of the shares in connection with the conversion of the remaining classes of preferred stock and the exercise of the warrants and the options, we do not currently have any agreements or other commitments to issue any shares of common stock.

Share Exchange

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands, Delight Reward Limited, the sole stockholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Keyuan International Stockholder”), and Denise D. Smith, our former principal stockholder (“Smith”). Pursuant to the terms of the Share Exchange Agreement, the Keyuan International Stockholder transferred to us all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of our Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s Stockholders approving an increase in authorized common stock to at least 100,000,000 shares. As a result of the Share Exchange, we are now the holding company of Keyuan Plastics Co., Ltd., the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China.

Immediately prior to the Share Exchange, 3,264,000 shares of our common stock, par value $0.001 (the “Common Stock”) then outstanding were cancelled and retired.

April – May 2010 Private Financing

Following the Share Exchange, we entered into a securities purchase agreement with 122 accredited investors for the issuance and sale of 748,704 Units  at a purchase price of $35 per unit, consisting of, in the aggregate, (a) 6,738,336 shares of Series A convertible preferred stock, par value $0.001 per share convertible into the same number of shares of Common Stock, (b) 748,704 shares of Common Stock, (c) three-year Series A Warrants to purchase up to 748,704 shares of Common Stock, at an exercise price of $4.50 per, and (d) three-year Series B Warrants to purchase up to 748,704 shares of Common Stock, at an exercise price of $5.25 per share, for aggregate gross proceeds of approximately $26,204,640  million.

September 2010 Private Placement

On September 28, 2010, we closed the offering of $20,250,000 for a total of 540,001 units at a purchase price of $37.5 per unit, each consisting of, (a) ten (10) shares of Series B convertible preferred stock of the Company, (b) one and a half (1.5) three year Series C warrant  to purchase one  and a half (1.5) share of Common Stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant  to purchase one and a half (1.5) share of Common Stock, at an exercise price of $5.25 per share (the “ September 2010 Private Placement”) in reliance upon the exemption from securities registration afforded by Regulation S as promulgated under the Securities Act of 1933.

In addition, pursuant to the Registration Rights Agreement, the Investors acknowledged and agreed that the registration rights granted under the Registration Rights Agreement are subject in all respects to the full realization of the registration rights granted to the purchasers in the private placement closed on September 28, 2010.

Effect on Outstanding Shares

The rights and preferences of the outstanding shares of the common stock will remain the same should the Amendment occur.

PROPOSAL III

ISSUANCE OF UP TO 7,581,615 SHARES OF COMMON STOCK
POTENTIALLY ISSUABLE IN CONNECTION WITH
THE SEPTEMBER 2010 PRIVATE FINANICNG

Overview of September 2010 Private Financing

On September 28, 2010, we closed the Series B Financing of $20,250,000 from offering a total of 540,001 units at a purchase price of $37.5 per unit, each consisting of, (a) ten (10) shares of Series B preferred stock, (b) one and a half (1.5) three year Series C warrant to purchase one (1) share of common stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant to purchase one (1) share of common stock, at an exercise price of $5.25 per share in reliance upon the exemption from securities registration afforded by Regulation S ( the “September 2010 Private Financing”).

In conjunction with the September 2010 Private Financing, the Company also entered into the following additional agreements:

●☐☐
A registration rights agreement with the Series B Investors, in which we agreed to file a registration statement with the Commission to register for resale the Common Stock underlying the Series B Preferred Stock, the Series C Warrant Shares and the Series B Warrant Shares, placement agent warrants, within 30 calendar days of October 19, 2010 for resale the Common Stock and Common Stock underlying the Series A Preferred Stock, Series A Warrants, Series B Warrants and placement agent warrants issued in the April-May private placement, and to have the registration statement declared effective within 150 calendar days ( or 180 calendar days of the Closing Date in the event of a full review of the registration statement by the SEC)  following October 19, 2010.

●☐☐
A securities escrow agreement with the Series B Investors and Delight Reward, holder of all of our issued and outstanding Series M preferred stock, pursuant to which, Delight Reward agrees to deliver into an escrow account 3,400 shares of our Series M Preferred Stock convertible into 3,400,000 shares of Common Stock to be used as escrow shares  after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then those escrow shares for such year will be delivered to the Investors in the amount of 500,000 shares of Common Stock for each full percentage point by which such threshold was not achieved up to a maximum of 3,400,000 shares of Common Stock.

●☐☐
A lock-up agreement with each of Messers Chunfeng Tao, Jicun Wang, Peijun Chen and Xin Yue (collectively, the “Affiliates”), whereby the Affiliates are prohibited from selling our securities that they directly or indirectly own (the “Lock-Up Shares”) until the registration statement is declared effective by the Commission (the “Lock-Up Period”). In addition, the Affiliates further agree that during the twenty four (24) months immediately following the Lock-Up Period, the Affiliates shall not offer, sell, contract to sell, assign, transfer more than twenty percent (20%) of the Lock-Up Shares in the aggregate, provided, that the Affiliates may Transfer not more than 0.83333% of the Lock-Up Shares during each calendar month following the Lock-Up Period, other than engaging in a transfer in a private sale of the Lock-Up Shares if the transferee agrees in writing to be bound by and subject to the terms of the lock-up agreement.

●☐☐
A voting agreement with Delight Reward and the Series B Investors, pursuant to which the Delight Reward agreed to (i) give its written consent in any action to approve the issuance of the underlying shares which will result in issuance of securities greater than 20% of the then outstanding shares of Common Stock at a price less that the applicable market, and (ii) to appoint a person designated by the Series B Investors holding a majority of the preferred shares as a member of the board of directors of the Company and the subsidiary of the Company organized under the laws of the People’s Republic of China.

The Purpose and Effect of the Approval of the Issuance of up to 7,581,615 Shares of Common Stock

In connection with the September 2010 Private Financing, we are under contractual obligation to potentially issue up to 7,581,615 shares of our common stock, including 5,400, 010  shares of our common stock issuable upon the conversion of our Series B preferred stock and 2,181,605 shares of our common stock issuable upon exercise of warrants ( the “Shares”). The warrant shares are comprised of (i) 810,002 shares of common stock issuable upon exercise of Series C warrants to purchase our common stock, (ii) 810,002  shares of common stock issuable upon exercise of Series D warrants to purchase our common stock and (iii) 561,601 shares of common stock issuable upon exercise of placement agent warrants  to purchase our common stock issued to TriPoint Global Equities, LLC , as placement agent in connection with the September 2010 Private Placement. However, pursuant to the conversion restriction and exercise restriction contained in the Series B preferred stock and the warrants issued in the September 2010 Private Financing, holders of Series B preferred stock and/or warrants cannot convert their preferred stock and/or exercise their warrants unless we have obtained Stockholder approval for the issuance of the Shares.

Conversion Restriction. According to the Certificate of Designation of Series B Preferred Stock, at no time may a holder of shares of Series B Preferred Stock convert shares of the Series B Preferred Stock if: (i) the Company has not obtained Stockholder Approval; or (ii) the number of shares of Common Stock to be issued pursuant to such conversion would cause the number of shares of Common Stock beneficially owned by such holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by such holder and its affiliates at such time, result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time.

Exercise Restriction. According to the terms of Series C and Series D warrants, at no time may the holder exercise the warrant, in whole or in part, if: (i) the Company has not obtained Stockholder Approval; or (ii) the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time.

Stockholder Approval. As soon as possible following the closing of the September 2010 Private Financing, the Company is required to obtain Stockholder approval for the issuance of the Shares pursuant to the rules or regulations of Nasdaq Marketplace and prepare and file with the Commission a Schedule 14C - Information Statement as required by the applicable securities laws.  The Company is required to cause the Schedule 14C - Information Statement to be mailed to its stockholders as promptly as practicable thereafter.

Once we obtain the Stockholder Approval, 7,581,615 shares of common stock will be reserved for potential issuance of common stock upon the conversion of the Series B preferred stock and the exercise of the warrants issued in connection with the September 2010 Private Placement.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by us are incorporated herein by reference:

1.	Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010; June 30, 2010 and March 31, 2010
2.	Annual Report on Form 10-K for the year ended December 31, 2009.

INFORMATION ON CONSENTING STOCKHOLDER

As of the Record Date, we had 3,181,504 shares of common stock and 47,658 shares of Series M preferred stock (which vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s Stockholders approving an increase in authorized common stock to at least 100,000,000 shares) entitled to vote. The consenting majority stockholders are the record and beneficial owners of a total of 47,658,000 shares of our common stock on converted basis, which represents approximately 93.74% of the total number of our voting shares. Pursuant to Nevada law, we have obtained the consent from the majority stockholders and no consideration was paid for the consent. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

Names and Address	Shares Owned Number	Percentage of Consenting Shares

Delight Reward Limited(1)	47,658(2)	93.74%

Total	47,658	93.74%

(1)
Delight Reward Limited is owned by Apex Smart Limited (45.6132%), Best Castle Investments Limited (23.2523%), Chance Brilliant Holdings Limited (20.5694%), Harvest Point Limited (5.3896%) and Strategic Synergy Limited (5.1755%). Mr. Brian Pak-Lun Mok is the controlling person of Apex Smart Limited, Harvest Point Limited and Strategic Synergy Limited (subject to the share transfer agreement described in Footnote 2 and the discussion below). Mr. O. Wing Po is the controlling person of Best Castle Investments Limited (subject to the share transfer agreement described in more detail below). Mr. Lo Kan Kwan is the controlling person of Chance Brilliant Holdings Limited (subject to the share transfer agreement described in more detail below).

(2)
In connection with the Share Exchange, Delight Reward received 47,658 shares of Series M Preferred Stock that will convert into 47,658,000 shares of Common Stock at such time when we amend our Articles of Incorporation to increase the number of authorized shares to one hundred million (100,000,000).

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on December [  ], 2010, or as soon thereafter and is practicable.

By Order of the Board of Directors /s/ Chunfeng Tao Chunfeng Tao Chief Executive Officer & Director

Appendix 1

KEYUAN PETROCHEMICALS, INC.
2010 EQUITY INCENTIVE PLAN

SECTION 1.   PURPOSE

The purposes of this Company Name 2010 Equity Incentive Plan (the "Plan") are to encourage selected employees, directors and consultants of Keyuan Petrochemicals, Inc., (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.   DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)   "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)   "Consultant" shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor.  Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) "Committee" shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

(h) "Employee" shall mean any employee of the Company or of any Affiliate.

(i)   "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(n) "Participant" shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(o) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q) INTENTIONALLY LEFT BLANK

(r) "Released Securities" shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

(t) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u)   "Shares" shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(v) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.   ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its  administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the  Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date  or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without  constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations  necessary or advisable for the Plan's administration.  The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4.   SHARES AVAILABLE FOR AWARDS
(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE.  The number of Shares available for granting Awards under the Plan shall be (A) 6,000,000, plus (B) additional Shares as follows:  As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 4,000,000 subject to adjustment as provided in Section 4(b).  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.  Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 4,000,000.

	(ii)		ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

		(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

	(iii)		SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS.  In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5.   ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan.  The Board shall approve any Awards granted to members of the Committee.

SECTION 6.   AWARDS
(a)
OPTIONS.  The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i)
EXERCISE PRICE.  The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)
OPTION TERM.  The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder) as such term is used in Section 422(c)(5) of the Code).

(iii) (iv)
TIME AND METHOD OF EXERCISE.  The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, cash, property, securities (including options issued under the Plan), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

GRACE PERIOD. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v)
INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS.  The Board and the Committee are hereby authorized to grant Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

	(i)	ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.
(ii)

RESTRICTIONS.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)
REGISTRATION.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE.  Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.  Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)
PERFORMANCE AWARDS.  The Board and the Committee are hereby authorized to grant Performance Awards.  Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish.  Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee.  The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate.  Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS.  The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.  Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)
OTHER STOCK-BASED AWARDS.  The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law.  Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.

	(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.  Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)
LIMITS ON TRANSFER OF AWARDS.  No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes.  Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
TERM OF AWARDS.  The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)
PER-PERSON LIMITATION ON AWARDS.  The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 600,000 Shares, subject to adjustment as provided in Section 4(b).  The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $10,000,000.

(vii)
SHARE CERTIFICATES.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN.  The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)
AMENDMENTS TO AWARDS.  The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS.  Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.  In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES.  The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS.  No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
DELEGATION.  The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not "covered employees" for purposes of Section 162(m) of the Code.

(c)
WITHHOLDING.  The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional  compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)
NO RIGHT TO EMPLOYMENT.  The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate.  Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)
GOVERNING LAW.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g)
SEVERABILITY.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)
NO TRUST OR FUND CREATED.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)
NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)
HEADINGS.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9.   EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective June 30, 2010 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 10.  TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date.  However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing 2010 Equity Incentive Plan was duly adopted and approved by the Board of Directors on _June 29, 2010 , effective June 30, 2010.

Keyuan Petrochemicals, Inc.,

By: /s/ Chunfeng Tao
    Secretary

Appendix 2

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
KEYUAN PETROCHEMICALS, INC.

         I, the undersigned natural person of the age eighteen (18) years or more, acting as incorporator of a corporation under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation:

ARTICLE I
The name of this corporation is Keyuan Petrochemicals, Inc.

ARTICLE II
The registered agent in charge thereof is Laughlin Associates, Inc. at 2533 North Carson Street, Carson City, Nevada 89706.

ARTICLE III
The  nature of the  business  and,  the  objects  and  purposes  proposed  to be transacted, promoted  and  carried  on, are to do any or all the things herein mentioned as fully and to the same extent as natural  persons  might or could do and in any part of the world, viz:

         "The purpose of the corporation shall be any lawful business to be conducted under the NRS."

ARTICLE IV
The authorized capital is made up of five classes:
(a)	100,000,000 shares of Common Stock of $0.001 par value, amounting to $100,000.00;
(b)	40,000,000 shares of Preferred Stock with $0.001 par value per share, amounting to $40,000.00.

ARTICLE V
The name and address of the incorporator signing the articles of incorporation is as follows:
                              Denise D. Smith
                              1541 E. I-30
                              Rockwall, Texas 78087

ARTICLE VI
The governing  board of this  corporation  shall be known as directors,  and the number of directors  may from time to time be  increased  or  decreased in such manner as shall be provided in the bylaws of this corporation, provided that the number of directors shall not be reduced less than one or be more than ten.

The name and address of the first director, which is one in number, is as follows:
                              Denise D. Smith
                              1541 E. I-30
                              Rockwall, Texas 78087

ARTICLE VII               Elimination or Limitation of Liability of Directors
No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director: provided, however, that nothing contained herein shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or the stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for any act or omission occurring prior to their directorship.

ARTICLE VIII              Indemnification of Directors and Officers
The corporation shall indemnify the directors and officers of the corporation, and of any subsidiary of the corporation, to the full extent provided by the laws of the States of Nevada.
Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. In addition, the corporation may advance expenses of such nature on any other terms and/or in any other manner authorized by law.